UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2004

SOURCECORP, INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-27444	75-2560895
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3232 McKinney Avenue

Suite 1000

Dallas, Texas 75204

(Address of principal executive offices)

(214) 740-6500

(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Earnings release issued by the Registrant on May 6, 2004.

Item 12. Results of Operations and Financial Condition.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On May 6, 2004, SOURCECORP, Incorporated reported its financial results for the 2004 first quarter ended March 31, 2004. SOURCECORP, Incorporated’s earnings release for the foregoing period is attached to this current report on Form 8-K as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2004

SOURCECORP, INCORPORATED

By:	/s/ Ed H. Bowman, Jr.

Ed H. Bowman, Jr. President and Chief Executive Officer

INDEX TO EXHIBITS

Item Number	Description
99.1	Earnings release issued by the Registrant on May 6, 2004.